SECURITIES AND EXCHANGE COMMISSION


Washington, D.C.  20549


	FORM 8-K


	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    December 1, 1999

ENVIRO VORAXIAL TECHNOLOGY, INC.
	(Exact name of registrant as specified in its charter)



                 Idaho                               0-27445    83-0266517
(State or other jurisdiction		(Commission File		(IRS Employer
 or incorporation)			      Number)	 	Identification No.)



	98 S.E. 7th Street, Deerfield Beach,  Florida 33441
	(Address of principal executive offices, including zip code)


Registrant's telephone number, including area code       (954) 421-6141
	_______________________________________________
	(Former name or former address, if changed since last report)





ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	On November 29, 1999, Millward & Company resigned as the Company's auditors.

(b)	During the two most recent fiscal years and interim period subsequent to
December 31, 1999, there have been no disagreements with Millward & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c)	The report of Millward & Company for the fiscal years ended December 31,
1997 and December 31, 1998 did not contain an adverse opinion, disclaimer of opinion,qualification, or modification as to uncertainty, audit scope or accounting principles.

(d)	The Company has requested Millward & Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Millward & Company on March 25, 2000. The Company will file by amendment, as an exhibit to this Form 8-K Report, a copy of such letter when it is received.

(e)	On March 1, 2000 the Board of Directors of the Company appointed
Richard A. Eisner & Company, LLP as independent auditors of the Company for the fiscal year ended December 31, 1999.

ITEM 5 - OTHER EVENTS

None.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

(c)	Exhibits:

(1)	Letter of Millward & Company pursuant to Item 304(a)(3) of Regulation
S-B to be filed at a later date.


	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENVIRO VORAXIAL TECHNOLOGY, INC.


By:   /s/ Alberto DiBella

     Alberto DiBella, President


DATED: March 27, 2000

5850-0100 274932.1

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5850-0100 274932.1